SUPPLEMENT DATED OCTOBER 24, 2008 TO THE PROSPECTUS OF
MARKET VECTORS ETF TRUST
Dated August 29, 2008

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding the Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal Index ETF, Market Vectors—Lehman Brothers AMT-Free Long Municipal Index ETF and Market Vectors—Lehman Brothers AMT-Free Short Municipal Index ETF (the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Prospectus free of charge, upon request, by calling toll free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The name of Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal Index ETF has been changed to “Market Vectors—Intermediate Municipal Index ETF.” All references to Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal Index ETF are hereby replaced with Market Vectors—Intermediate Municipal Index ETF.

The name of Market Vectors—Lehman Brothers AMT-Free Long Municipal Index ETF has been changed to “Market Vectors—Long Municipal Index ETF.” All references to Market Vectors—Lehman Brothers AMT-Free Long Municipal Index ETF are hereby replaced with Market Vectors—Long Municipal Index ETF.

The name of Market Vectors—Lehman Brothers AMT-Free Short Municipal Index ETF has been changed to “Market Vectors—Short Municipal Index ETF.” All references to Market Vectors—Lehman Brothers AMT-Free Short Municipal Index ETF are hereby replaced with Market Vectors—Short Municipal Index ETF.

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A Creation Unit of each Fund has been increased from 50,000 Shares to 100,000 Shares. All references to the size of a Creation Unit of a Fund are hereby replaced with 100,000 Shares.

Please retain this supplement for future reference.